                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                       To Tender Shares of Common Stock
                           and Associated Rights of

                       American Freightways Corporation

                       Pursuant to the Offer to Purchase
                            dated November 20, 2000

                                      of

                                   FDX, Inc.

                         a wholly-owned subsidiary of
                               FedEx Corporation

   This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of Common Stock of American Freightways Corporation and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary. See Section 4 of the Offer to Purchase.

                       The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

         By Mail:                     By Overnight Courier:                     By Hand:
EquiServe Trust Company, N.A.       EquiServe Trust Company, N.A.        EquiServe Trust Company,
       P.O. Box 9573               Attention: Corporate Actions            N.A. c/o Securities
  Boston, MA 02205-9573               40 Campanelli Drive                 Transfer & Reporting
                                      Braintree, MA 02184                  Services, Inc. 100
                                                                        Williams Street--Galleria
                                         By Facsimile:                   New York, NY 10038
                                        (781) 575-4826

                                     Confirm By Telephone:
                                        (781) 575-4816

Ladies and Gentlemen:

   The undersigned hereby tenders to FDX, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of FedEx Corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 20, 2000 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, shares of Common Stock, par value $.01 per share, and associated rights (the "Shares"), of American Freightways Corporation, an Arkansas corporation, pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

Certificate Numbers (if available)                      SIGN HERE


-------------------------------------     -------------------------------------
                                                        Signature


-------------------------------------
                                          -------------------------------------
If shares will be tendered by book-                     (Address)
entry transfer:


Number of Shares tendered
                          -----------     -------------------------------------
                                                (Name(s)) (Please Print)
Name of Tendering Institution


-------------------------------------     -------------------------------------
                                                       (Zip Code)


Account Number
               ----------------------     -------------------------------------
                                            (Area Code and Telephone Number)

                                   GUARANTEE

                   (Not to be used for signature guarantee)

   The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.


           ---------------------------------------------------------
                                (Name of Firm)

           ---------------------------------------------------------
                            (Authorized Signature)

           ---------------------------------------------------------
                                    (Name)

           ---------------------------------------------------------
                                   (Address)

           ---------------------------------------------------------
                                  (Zip Code)

           ---------------------------------------------------------
                       (Area Code and Telephone Number)

Dated:       , 20  .

                                       3